UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2023

T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-33409 (Commission File Number)	20-0836269 (IRS Employer Identification No.)

12920 SE 38th Street Bellevue, Washington (Address of principal executive offices)	98006-1350 (Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 9, 2023, T-Mobile USA, Inc. (“T-Mobile USA”), a direct, wholly-owned subsidiary of T-Mobile US, Inc. (the “Company”), closed an underwritten public offering of $1.00 billion in aggregate principal amount of its 4.950% Senior Notes due 2028 (the “2028 Notes”), $1.25 billion in aggregate principal amount of its 5.050% Senior Notes due 2033 (the “2033 Notes”) and $750 million in aggregate principal amount of its 5.650% Senior Notes due 2053 (the “2053 Notes” and, together with the 2028 Notes and the 2033 Notes, the “Notes”) pursuant to an underwriting agreement, dated as of February 6, 2023 (the “Underwriting Agreement”), with the several underwriters named therein, for which Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC acted as representatives. The Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of September 15, 2022, among T-Mobile USA, the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended and supplemented by (i) a Fourth Supplemental Indenture, dated as of February 9, 2023 (the “Fourth Supplemental Indenture”), among T-Mobile USA, the Company, the other guarantors party thereto and the Trustee, with respect to the 2028 Notes, (ii) a Fifth Supplemental Indenture, dated as of February 9, 2023 (the “Fifth Supplemental Indenture”), among T-Mobile USA, the Company, the other guarantors party thereto and the Trustee, with respect to the 2033 Notes and (iii) the Second Supplemental Indenture, dated as of September 15, 2022 (the “Second Supplemental Indenture”), and a Sixth Supplemental Indenture, dated as of February 9, 2023 (the “Sixth Supplemental Indenture” and collectively with the Second Supplemental Indenture, the “2053 Notes Supplemental Indenture”), with respect to the 2053 Notes, each among T-Mobile USA, the Company, the other guarantors party thereto and the Trustee (the Base Indenture, as amended and supplemented by each of the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the 2053 Notes Supplemental Indenture, each an “Indenture” and, collectively, the “Indentures”). The offering of the Notes was registered pursuant to an automatic shelf registration statement on Form S-3 that the Company, T-Mobile USA and certain guarantors filed with the SEC on September 28, 2020, as amended (File No. 333-249079).

The net proceeds from the sale of the Notes are expected to be used for general corporate purposes, which may include among other things, share repurchases and refinancing of existing indebtedness on an ongoing basis.

The 2053 Notes are an additional issuance of the 5.650% Senior Notes due 2053 issued by T-Mobile USA in an aggregate principal of $1.00 billion on September 15, 2022 (the “Existing 2053 Notes”), are fungible with the Existing 2053 Notes and are consolidated with and form a single series with the Existing 2053 Notes. The 2053 Notes have the same terms as the Existing 2053 Notes, other than the settlement date, offering price and initial interest payment date, and have the same CUSIP number as the Existing 2053 Notes.

T-Mobile USA’s obligations under the Notes will be guaranteed on a senior unsecured basis initially by the Company and certain wholly-owned subsidiaries, subject to release under the conditions provided in the Indenture.

The above description of the Underwriting Agreement and the Indentures is a summary only and is subject to, and qualified entirely by, the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, which are filed or incorporated by reference as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are provided as part of this Current Report on Form 8-K:

(d) Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 6, 2023, among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and the several underwriters named in Schedule 1 thereto for which Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC acted as representatives.
4.1	Indenture, dated as of September 15, 2022 by and among T-Mobile USA, Inc., the Company and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 15, 2022).
4.2	Second Supplemental Indenture, dated as of September 15, 2022, by and among T-Mobile USA, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee, including the Form of 5.650% Senior Note due 2053 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on September 15, 2022).
4.3	Fourth Supplemental Indenture, dated as of February 9, 2023, by and among T-Mobile USA, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee, including the Form of 4.950% Senior Note due 2028.
4.4	Fifth Supplemental Indenture, dated as of February 9, 2023, by and among T-Mobile USA, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee, including the Form of 5.050% Senior Note due 2033.
4.5	Sixth Supplemental Indenture, dated as of February 9, 2023, by and among T-Mobile USA, Inc., the Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee.
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.
5.2	Opinion of Polsinelli PC.
23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).
23.2	Consent of Polsinelli PC (included in Exhibit 5.2).
99.1	Press release entitled “T-Mobile Announces Proposed Public Offering of Senior Notes.”
99.2	Press release entitled “T-Mobile Agrees to Sell $3.0 Billion of Senior Notes.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

February 9, 2023	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	Executive Vice President and Chief Financial Officer